Vanguard International Growth Fund
Supplement Dated November 12, 2021, to the Prospectus and Summary Prospectus Dated December 22, 2020
Prospectus and Summary Prospectus Text Changes
The following is added as a new bullet point under the heading “Principal Risks” in the Fund Summary section:
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting and recordkeeping systems; and greater political, social, and economic instability than developed markets.
Prospectus Text Changes
The following is added under the heading “Market Exposure” in the More on the Fund section:

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 081A 112021

Vanguard World Fund
Supplement Dated November 12, 2021, to the Statement of Additional Information Dated December 22, 2020
Statement of Additional Information Text Changes
In the Investment Strategies, Risks and Nonfundamental Policies section, “Foreign Securities—Emerging Market Risk” is replaced as follows:
Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, record keeping and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Fund’s primary U.S.-based custodian. The Fund may be limited in its ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets to the Fund, which may expose the Fund to risk, especially in circumstances where the Fund’s primary custodian may not be contractually obligated to make the Fund whole for the particular loss.
Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a Fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements instead of equity ownership. VIE structures are subject to risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the United States, and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators. Chinese regulators could prohibit Chinese companies from accessing foreign investment through VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities. Such actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023N 112021